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                                                                  Exhibit 23 (a)



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 5, 1997 included and incorporated by reference in the First Union Real Estate Equity and Mortgage Investments Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.



Cleveland, Ohio,                                         Arthur Andersen LLP
July 21, 1997